Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment"), dated as of September 27, 2024, amends the Credit Agreement dated as of November 4, 2020 (as amended to date and hereby, and as the same may be amended from time to time, the "Credit Agreement"), by and between WEYCO GROUP, INC. (the "B01Tower") and ASSOCIATED BANK, NATIONAL ASSOCIATION (the "Bank"). 1. Definitions. Capitalized tem1s not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. 2. Amendments. The parties hereby agree to amend the Credit Agreement as follows: The definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: "Tennination Date" means the earlier to occur of (a) September 26, 2025, or (b) such other date on which the Commitments te1minate pursuant to Section 6 orU. 3. No Other Changes. Except as expressly amended by this Fourth Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and shall apply to any Advance or Letter of Credit thereunder. 4. Conditions Precedent. This Fourth Amendment shall become effective (the "Effective Date") on the date that: (a) the Bank shall have received this Fourth Amendment, executed by a duly authorized officer or representative of the Borrower; and (b) the Bank shall have received such additional supporting documents and materials as the Bank may reasonably request on or before the date hereof 5. Representations and Warranties. The Borrower hereby certifies that the representations and warranties contained in the Credit Agreement are true and correct as of the date of this Fourth Amendment (except to the extent stated to relate to a specified earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and that, after giving effect to the amendment set forth herein, no condition, event, act or omission has occurred which, with the giving of notice or passage of time, or both, would constitute an Event of Default under the Credit Agreement. 6. Reaffirmation. All of the Obligations, as amended by this Fourth Amendment, shall be secured by the Security Agreement and all other Loan Documents granting the Bank a Lien on the collateral of the Borrower. The Borrower acknowledges and agrees that the Loan Documents are fully enforceable against the Borrower strictly in accordance with their terms, and the Borrower hereby reaffinns each of the Loan Documents and acknowledges and agrees that the Liens created by the Security Agreement and other applicable Loan Documents are valid, effective, properly perfected, and enforceable first-priority Liens, subject only to Permitted Liens. The Borrower hereby reaffirms the grant of all Liens which it has previously granted to the Bank. Q13184777882. l

7. Costs and Expenses. The Bo1TOwer hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Bank on demand for all costs and expenses incurred by the Bank in connection with the Loan Documents, including, without limitation, all reasonable fees, charges, and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower agrees to pay all reasonable fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Fomih Amendment and the documents and instruments incidental hereto. 8. Full Force and Effect. Except as provided herein, all of the terms and conditions set forth in the Credit Agreement, and all additional documents entered into in connection with the Credit Agreement, shall remain unchanged and shall continue in full force and effect as originally set forth. 9. Binding Effect. This Fourth Amendment shall be binding upon the parties hereto and their respective successors and assigns. I 0. Miscellaneous. (a) This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of whid1 counterparts, taken together, shall constitute one and the same instrument. (b) The terms and conditions of this Fourth Amendment shall be governed by the laws of the State of Wisconsin. (c) The headings of any paragraph of this Fourth Amendment are for convenience only and shall not be used to interpret any provision hereof. ( d) No modifications hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought. [Signature pages fi1llmv] 2 QB\84777882.1

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Credit Agreement as of the date set forth above. WEYCO GROUP, INC. By: @;~ &nrMN\MMJ\ / Name: J~A11(!f; n ~ Title: Chief Financial Ofiicer Signature Page to Fourth An1cnd111cnt to Credit 1\green1ent

Signature Page to Fourth An1cndrnent to Credit Agrec111cnt